UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest reported event): April 6, 2010
BPW ACQUISITION CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33979 (Commission File Number)	26-1259837 (IRS Employer Identification Number)
750 Washington Boulevard, Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 653-5800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
Second Amendment to Agreement and Plan of Merger
     On April 6, 2010, BPW Acquisition Corp. (“BPW”), The Talbots, Inc. (“Talbots”) and Tailor Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Talbots (“Merger Sub”), entered into the Second Amendment (the “Second Amendment”) to the Agreement and Plan of Merger, dated as of December 8, 2009, by and among Talbots, BPW and Merger Sub, as amended by the First Amendment (the “First Amendment”) to the Agreement and Plan of Merger, dated as of February 16, 2010, by and among Talbots, BPW and Merger Sub (as amended, the “Merger Agreement”). Subject to the terms and conditions set forth in the amended Merger Agreement, Talbots will acquire BPW by means of a merger of Merger Sub with and into BPW (the “Merger”), with BPW continuing as the surviving corporation and a wholly-owned subsidiary of Talbots.
     As a result of the Second Amendment, subject to the terms of the amended Merger Agreement, immediately following the completion of the Merger, at such time as BPW becomes a wholly-owned subsidiary of Talbots, Talbots will cause BPW to be merged with and into Talbots (the “Post-Closing Transaction”), and, following the Post-Closing Transaction, the separate corporate existence of BPW will cease and Talbots will continue as the surviving entity.
     The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Merger Agreement, the First Amendment and the Second Amendment, which are attached to this Current Report on Form 8-K as Exhibits 2.1, 2.2, and 2.3, respectively, and are incorporated herein by reference.
Item 8.01 Other Events.
     On April 6, 2010, BPW filed a press release, a copy of which is filed herewith as Exhibit 99.1, announcing that it has filed a definitive proxy statement with the Securities and Exchange Commission in connection with launching its consent solicitation to amend the existing warrant agreement relating to warrants to purchase shares of BPW common stock (the “BPW warrants”).
     The amendment will require the consent of (i) holders of record of BPW warrants as of 5:00 p.m. EDT on March 17, 2010 exercisable for a majority of the shares of BPW common stock issuable on exercise of all outstanding BPW warrants and (ii) holders of record of BPW warrants as of the record date exercisable for a majority of the shares of BPW common stock issuable on exercise of all outstanding BPW warrants issued in BPW’s initial public offering.
     If the amendment becomes effective, holders of BPW warrants will not be able to exercise their BPW warrants for up to one year from the date of the completion of BPW’s initial business combination, whether such initial business combination is the Merger or a different qualifying transaction (unless, in the case of BPW warrants other than BPW warrants issued to BPW’s sponsors prior to BPW’s initial public offering, the board of directors of BPW (or the board of directors of Talbots if the Merger has been completed) at such time determines, in its sole discretion, to accelerate the exercisability of such BPW warrants). In addition, the amendment will provide that the BPW warrants will no longer be entitled to the benefit of anti-dilution protections and other provisions in the existing warrant agreement that will be removed or modified. For example, the amendment will provide that in the event of a stock split with respect to BPW common stock (or Talbots common stock if the Merger has been completed), the terms of the BPW warrants will provide for no corresponding increase to the number of shares of BPW common stock or Talbots common stock, as applicable, issuable on exercise of BPW warrants and corresponding decrease of the exercise price. In addition, if the amendment is approved, upon the occurrence of certain future events (other than BPW’s initial business combination), including without limitation certain reclassifications, reorganizations, mergers or consolidations involving BPW (or Talbots if the Merger has been completed), or upon a dissolution of BPW (or Talbots if the Merger has been completed) following certain asset sales or transfers involving BPW (or Talbots if the Merger has been completed), the board of directors of BPW (or the board of directors of Talbots if the Merger has been completed), at such time will have the option to cancel each BPW warrant in exchange for the right to receive a cash payment equal to the excess, if any, of the fair market value (as determined by the board of directors of BPW or Talbots, as applicable, at such time, acting in good faith and its sole discretion) of the consideration that the holder of such BPW warrant would have received if such holder had exercised such BPW warrant immediately prior to such event, over the exercise price then applicable to such BPW warrant.
     The consent solicitation is scheduled to expire at 5:00 p.m., New York City time on April 8, 2010, unless extended.
Cautionary Statement and Certain Risk Factors to Consider
     In addition to the information set forth in this Form 8-K, you should carefully consider the risk factors and risks and uncertainties included in BPW’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as in this Form 8-K below.
     This Form 8-K contains forward-looking information. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “look,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “potential,” or similar statements or variations of such terms. All of the information concerning BPW’s outlook, future liquidity, future financial performance, future cash flows and cash needs, and other future financial performance or financial position, as well as assumptions underlying such information, constitute forward-looking information. Forward-looking statements are based on a series of expectations, assumptions, estimates and projections about BPW, are not guarantees of future events, results or performance, and involve substantial risks and uncertainty. All of the forward-looking statements are as of the date of this Form 8-K only. In each case, actual results may differ materially from such forward-looking information. BPW can not give any assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more risks and uncertainties could materially and adversely affect BPW’s continuing existence and operations and/or BPW’s future financial results, cash flows, prospects, and liquidity. Except as required by law, BPW does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances affecting such forward-looking statements occurring after the date of this Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. Any public statements or disclosures by BPW following this Form 8-K which modify or impact any of the forward-looking statements contained in this Form 8-K will be deemed to modify or supersede such statements in this Form 8-K.

Additional Information and Where to Find It
     This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote, consent or approval. BPW has filed a definitive proxy statement on Schedule 14A with the SEC on April 6, 2010 in connection with the solicitation of consents in respect of outstanding warrants to purchase shares of BPW common stock and may file other solicitation material in connection therewith (collectively, the “Definitive Proxy Statement”). Investors and security holders are urged to read the Definitive Proxy Statement and other relevant documents filed with the SEC when available carefully because they will contain important information. In addition, Talbots has filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing a Prospectus/Proxy Statement/Information Statement regarding the proposed merger transaction between Talbots and BPW. The final Prospectus/Proxy Statement/Information Statement regarding the proposed merger transaction has been mailed to stockholders of Talbots and BPW. Talbots has also filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing a Prospectus/Offer to Exchange and other documents, as required, in connection with the warrant exchange offer. The Prospectus/Offer to Exchange and related offer documents have been mailed to warrantholders of BPW. Investors and security holders are urged to read the Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, any amendments or supplements thereto and any other relevant documents filed with the SEC when available carefully because they contain important information. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement, Registration Statements, the final Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, any amendments or supplements thereto and other documents filed with the SEC by Talbots and BPW through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements, the final Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, and any amendments or supplements thereto when they become available from Talbots by requesting them in writing at Investor Relations Department, One Talbots Drive, Hingham, MA 02043, or by telephone at (781) 741-4500. The documents filed by BPW, including the Definitive Proxy Statement and any amendments or supplements thereto, may also be obtained by requesting them in writing to Doug McGovern at BPW Acquisition Corp., 767 Fifth Avenue, 5th Floor, NY, NY 10153, or by telephone at (212) 287-3200.
     BPW and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of BPW in connection with the consent solicitation. You can find information regarding BPW’s directors and executive officers in BPW’s Annual Report on Form 10-K for its fiscal year ended December 31, 2009, which was filed with the SEC on March 16, 2010. This document can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such participants by reading the Definitive Proxy Statement, final Prospectus/Proxy Statement/Information Statement and the Prospectus/Offer to Exchange, in each case as amended or supplemented.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Exhibit Title
2.1	Agreement and Plan of Merger, by and among The Talbots, Inc., Tailor Acquisition, Inc. and BPW Acquisition Corp., dated as of December 8, 2009 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by BPW on December 11, 2009)
2.2	First Amendment to the Agreement and Plan of Merger, dated as of February 16, 2010, by and among The Talbots, Inc., Tailor Acquisition, Inc., and BPW Acquisition Corp. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by BPW on February 18, 2010)
2.3	Second Amendment to the Agreement and Plan of Merger, dated as of April 6, 2010, by and among The Talbots, Inc., Tailor Acquisition, Inc., and BPW Acquisition Corp.
99.1	Press Release issued by BPW Acquisition Corp., dated March 29, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPW ACQUISITION CORP.
Date: April 6, 2010	By:	/s/ Gary Barancik
		Name:	Gary Barancik
		Title:	CEO

Exhibit Index

Exhibit Number	Exhibit Title
2.1	Agreement and Plan of Merger, by and among The Talbots, Inc., Tailor Acquisition, Inc. and BPW Acquisition Corp., dated as of December 8, 2009 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by BPW on December 11, 2009)
2.2	First Amendment to the Agreement and Plan of Merger, dated as of February 16, 2010, by and among The Talbots, Inc., Tailor Acquisition, Inc., and BPW Acquisition Corp. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by BPW on February 18, 2010)
2.3	Second Amendment to the Agreement and Plan of Merger, dated as of April 6, 2010, by and among The Talbots, Inc., Tailor Acquisition, Inc., and BPW Acquisition Corp.
99.1	Press Release issued by BPW Acquisition Corp., dated March 29, 2010